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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2010

                      Commission file numbers: 333-82084-01
                                               333-82084

    PAPERWEIGHT DEVELOPMENT CORP.                   APPLETON PAPERS INC.
(Exact Name of Registrant as Specified    (Exact Name of Registrant as Specified
          in Its Charter)                             in Its Charter)

               Wisconsin                                Delaware
      (State or Other Jurisdiction of        (State or Other Jurisdiction of
       Incorporation or Organization)         Incorporation or Organization)

              39-2014992                                36-2556469
  (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359,
              Appleton,
              Wisconsin                                54912-0359
(Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01     Regulation FD Disclosure.

     On January 25, 2010, Appleton Papers Inc. (the "Company") commenced a private offering of $300 million in senior secured notes solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and to certain non-U.S. persons, as defined under Regulation S under the Securities Act.

     Pursuant to Regulation FD, the Company is hereby furnishing certain information regarding the Company included in the Offering Memorandum, as
Exhibit 99.2, which is incorporated by reference into this Item 7.01. This information is being "furnished" to the Securities and Exchange Commission (the "SEC") and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except as expressly set forth by specific reference in such filing.

     The securities described above have not been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

     This report contains forward-looking statements within the meaning of
Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected in these statements. Further information on factors that could affect the Company's financial and other results is included in the Company's Forms 10-Q and 10-K, filed with the SEC.

Item 8.01     Other Events.

     On January 25, 2010, Appleton Papers Inc. announced that it intends to offer $300 million in aggregate principal amount of senior secured notes in a private placement. A copy of the press release is being furnished as Exhibit
99.1 and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits.

(d)             Exhibits

99.1    Appleton Papers Inc. Press Release dated January 25, 2010.*
99.2    Information intended to be disclosed to potential investors.*

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*       Furnished herewith.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2010

                                                   Paperweight Development Corp.


                                                   By:   /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 25, 2010

                                                   Appleton Papers Inc.


                                                   By:   /s/ Jeffrey J. Fletcher
                                                       -------------------------
                                                   Name:  Jeffrey J. Fletcher
                                                   Title: Controller
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                                  Exhibit Index

Exhibit No.   Description
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99.1    Appleton Papers Inc. Press Release dated January 25, 2010.*
99.2    Information intended to be disclosed to potential investors.*

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*       Furnished herewith.
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